                                                                    Exhibit 99.1


                       TERM SHEET DATED DECEMBER 3, 1997

                        Green Tree Financial Corporation
          Green Tree Recreational, Equipment and Consumer Trust 1997-D

                           $567,923,639 (Approximate)

                              Subject to Revision

SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree").
UNDERWRITERS:       Merrill Lynch & Co. (Sole).

EXP. PRICING:       December 5, 1997.
EXP. SETTLEMENT:    December 15, 1997.
LEGAL FINAL:        Distribution Date occurring in March, 2029.

                                 Rating       WAL         Pmt.
                                  (S&P/       to         Window           Credit
Class              Amount        Fitch)      CALL       (to call)       Enhancement
--------------  -------------  ---------    -------    ----------      -------------
A-1:HE/HI
Fixed Rate                                                                 20.25% +
Notes:          $167,923,639   AAA/AAA       3.47        1-84           Excess + RF



A-1 Floating                                                               20.25% +
Rate Notes:     $284,990,000   AAA/AAA       2.15        1-80           Excess + RF


A-2 Fixed                                                                  12.00% +
Rate Notes:     $ 46,850,000    AA/AA        2.15        1-80           Excess + RF


A-3 Fixed                                                                   8.00% +
Rate Notes:     $ 22,720,000     A/A         2.15        1-80           Excess + RF


A-4 Fixed                                                                   5.00% +
Rate Notes:     $ 17,040,000   BBB/BBB       2.15        1-80           Excess + RF


Fixed Rate
Certificates:   $ 28,400,000  BBB+/[A]*      7.00       84-84                Excess


*Fitch B-2 rating subject to confirmation

INDENTURE
TRUSTEE:            U.S. Bank National Association, St. Paul, Minnesota.

OWNER TRUSTEE:      Wilmington Trust Company, Wilmington, Delaware.

DISTRIBUTION
DATE: The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on January 15, 1998.


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

CUTOFF DATE:      (i) November 30, 1997 (or the date of origination if later)
                  for each Consumer Product Contract other than a Subsequent
                  Contract, (ii) the date when purchased by the Trust for each Consumer Product Contract that is a Subsequent Contract and
                  (iii) October 31, 1997 for each Home Equity Contract and each
                  Home Improvement Contract.

ERISA: If the Notes are considered to be indebtedness without substantial equity features under a regulation issued by the U.S. Department of Labor, the acquisition or holding of Notes by or on behalf of a Benefit Plan will not cause the assets of the Trust to become plan assets, thereby generally preventing the application of certain prohibited transaction rules of ERISA and the Internal Revenue Code of 1986, each as amended, that otherwise would possibly be applicable. Green Tree believes that the Notes should be treated as indebtedness without substantial equity features for purposes of such regulation.

                  The Certificates may not be acquired by, or on behalf of, any employee benefit plan, individual retirement account or Keogh Plan subject to either Title I of ERISA or the Internal Revenue Code of 1986, each as amended.

TAX STATUS:       For federal and Minnesota income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as debt.
                  Each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal income tax purposes. Alternative characterizations of the Trust and the Certificates are possible, but would not result in materially adverse tax consequences to Certificateholders.

OPTIONAL
REDEMPTION/
PREPAYMENT:       If Green Tree or the Servicer exercises its option to purchase the Contracts, which, subject to certain provisions in the Sale and Servicing Agreement, can occur after the Pool
                  Scheduled Principal Balance declines to 10% or less of the Cutoff Date Pool Principal Balance, the Noteholders and/or the
                  Certificateholders will receive an amount equal to


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

                  the unpaid principal amount of the Notes and/or the Certificates, together with accrued interest thereon.

CONTRACTS:        The Contract Pool will include, among other things, a pool of retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment
                  ("Consumer Product Contracts"), retail installment sales contracts and promissory notes financing home improvements
                  ("Home Improvement Contracts"), and closed-end home equity loans ("Home Equity Contracts"). Consumer Product Contracts,
                  Home Improvement Contracts and Home Equity Contracts are collectively referred to as "Contracts.".

                  On the Closing Date, the Trust expects to purchase (i) Contracts having an aggregate principal balance of approximately $410,689,840 as of the Cutoff Date (the "Initial Contracts") and (ii) additional Consumer Product Contracts (the "Additional Contracts"). In addition, an amount will be deposited into an account (the "Pre-Funding Account") which the Trust intends to apply to purchase additional Consumer Product Contracts on or prior to March 1, 1998 (the "Subsequent Contracts") for inclusion in the Contract Pool. The Subsequent Contracts will represent less than 25% of the aggregate Contract Pool.

                  The information presented below relates to the Initial Contracts. Although the characteristics of the final Contract Pool will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Consumer Product Contracts herein.


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statement. If you have not received the statement, call your Merrill Lynch
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

                             INITIAL CONTRACT POOL
                             ---------------------


                                                                  % of Cutoff
                                         % of       Scheduled         Date
                            # of       Contract     Principal       Principal
Asset type                Contracts      Pool        Balance        Balance
----------                ---------  -----------   ------------   -----------
Aircraft                        244        1.21%   $ 29,630,002         7.21%
Horse Trailers                1,077        5.34%     11,416,187         2.78%
Keyboard Instruments            457        2.27%      5,629,568         1.37%
Marine Products               1,209        5.99%     21,287,404         5.18%
Motorcycles                   2,918       14.47%     27,435,441         6.68%
Recreational Vehicles         2,078       10.30%     54,711,367        13.32%
Sport Vehicles                2,137       10.59%      9,952,514         2.42%
Trucks                        1,112        5.51%     82,703,717        20.14%
Home Improvement              2,614       12.96%   $ 13,592,555         3.31%
 (unsecured)
Home Improvement              2,202       10.92%   $ 58,810,356        14.32%
 (secured)
Home Equity                   4,122       20.44%   $ 95,520,729        23.26%
                             ------      ------    ------------       ------
Total                        20,170      100.00%   $410,689,840       100.00%
                             ======      ======    ============       ======

                                              Wtd.
                                   Wtd.      Average       Wtd.       Wtd.
                     Average     Average    Original     Average    Average
                    Principal    Contract   Scheduled   Remaining     LTV
Asset Type           Balance       Rate       Term        Term       Ratio
----------          ----------  ----------  ---------  ----------   -------
Aircraft              $121,434       9.61%        149      148         86%
Horse Trailers        $ 10,600      10.91%        119      118         84%
Keyboard              $ 12,319      10.68%         98       97         85%
 Instruments
Marine Products       $ 17,607      10.22%        148      148         84%
Motorcycles           $  9,402      12.66%         67       66         84%
Recreational          $ 26,329       9.60%        163      162         80%
 Vehicles
Sport Vehicles        $  4,657      15.42%         52       51         86%
Trucks                $ 74,374      10.68%         55       54         94%
Home Improvement      $  5,200      15.03%         98       98        n/a
 (unsecured)
Home Improvement      $ 26,708      11.14%        230      228        n/a
 (secured)
Home Equity           $ 23,173      14.50%        209      207        n/a
                      --------      -----         ---      ---        ---

Total                 $ 38,749      11.79%        146      145         87%
                      ========      =====         ===      ===        ===


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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

               INITIAL HOME IMPROVEMENT AND HOME EQUITY CONTRACTS
               --------------------------------------------------

GEOGRAPHIC DISTRIBUTION OF INITIAL HOME IMPROVEMENT AND HOME EQUITY CONTRACTS

                               Aggregate
                               Principal
              Number of         Balance           % of Initial
            Contracts as     Outstanding as     Cutoff Date Pool
State      of Cutoff Date    of Cutoff Date    Principal Balance
-----      --------------    --------------    -----------------
AL               89           $ 1,489,534              0.89%
AR               32               426,012              0.25
AZ              357             6,907,208              4.11
CA            1,150            25,008,092             14.88
CO              214             3,844,603              2.29
CT              212             3,317,896              1.98
DC               10               242,198              0.14
DE               45             1,253,098              0.75
FL              706            15,244,734              9.08
GA              212             5,179,201              3.08
IA              167             1,919,403              1.14
ID               23               218,212              0.13
IL              423             9,077,185              5.41
IN              160             2,598,041              1.55
KS              116             1,546,347              0.92
KY               64             1,101,787              0.66
LA               80             1,352,825              0.81
MA              151             2,318,023              1.38
MD              161             2,985,119              1.78
ME               58               802,098              0.48
MI              229             4,462,995              2.66
MN              151             2,215,571              1.32
MO              264             4,367,973              2.60
MS               42               799,773              0.48
MT               41               356,479              0.21
NC              294             7,180,443              4.28
ND               29               305,666              0.18
NE               89             1,046,390              0.62
NH               55               828,366              0.49
NJ              244             4,826,035              2.87
NM               56               889,332              0.53
NV              126             2,884,102              1.72
NY              430             7,885,154              4.70
OH              340             6,178,768              3.68

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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

OK              212             4,739,080              2.82
OR              126             1,553,734              0.93
PA              360             6,637,307              3.95
RI               38               657,276              0.39
SC              157             3,564,283              2.12
SD               38               279,553              0.17
TN              118             1,549,164              0.92
TX              138               894,708              0.53
UT               59             1,442,645              0.86
VA              343             6,274,247              3.74
VT               12                86,190              0.05
WA              286             4,708,590              2.80
WI              179             3,887,650              2.32
WV               17               198,081              0.12
WY               35               392,469              0.23
              -----          ------------            ------

Total         8,938          $167,923,640            100.00%
              =====          ============            ======


YEAR OF ORIGINATION OF INITIAL HOME IMPROVEMENT AND HOME EQUITY CONTRACTS

                                     Aggregate
                                     Principal
                   Number of          Balance           % of Initial
Year of          Contracts as      Outstanding as     Cutoff Date Pool
Origination     of Cutoff Date     of Cutoff Date     Principal Balance
-----------     --------------     --------------     -----------------
1989                     1          $      4,216                 *
1990                     3                15,017              0.01%
1994                     1                34,874              0.02
1995                     1                 5,959              0.00
1996                    22               722,994              0.43
1997                 8,910           167,140,580             99.54
                     -----          ------------            ------

Total                8,938          $167,923,640            100.00%
                     =====          ============            ======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.


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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL HOME IMPROVEMENT AND HOME EQUITY
     CONTRACTS

                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
Original             Contracts as      Outstanding as     Cutoff Date Pool
Contract Amount     of Cutoff Date     of Cutoff Date     Principal Balance
---------------     --------------     --------------     -----------------
Less than $10,000         2,711         $ 13,745,904            8.19%
$10,000 - $19,999         2,696           37,810,265           22.52
$20,000 - $29,999         1,789           42,895,784           25.54
$30,000 - $39,999           988           33,554,031           19.98
$40,000 - $49,999           488           20,955,890           12.48
$50,000 - $59,999           138            7,303,921            4.35
$60,000 - $69,999            41            2,614,057            1.56
$70,000 - $79,999            26            1,920,407            1.14
$80,000 - $89,999            16            1,344,111            0.80
$90,000 - $99,999            12            1,137,700            0.68
Over $100,000                33            4,641,570            2.76
                          -----         ------------          ------

Total                     8,938         $167,923,640          100.00%
                          =====         ============          ======


CONTRACT RATES OF INITIAL HOME IMPROVEMENT AND HOME EQUITY CONTRACTS

                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
                     Contracts as      Outstanding as     Cutoff Date Pool
Contract Rate       of Cutoff Date     of Cutoff Date     Principal Balance
-------------       --------------     --------------     -----------------
7.001% - 8.000%               3          $    131,721             0.08%
8.001% - 9.000%              35             1,695,155             1.01
9.001% - 10.000%            537            18,444,714            10.98
10.001% - 11.000%           577            19,564,051            11.65
11.001% - 12.000%           487            12,730,688             7.58
12.001% - 13.000%         1,138            27,778,113            16.54
13.001% - 14.000%         1,882            29,042,658            17.30
14.001% - 15.000%           786            14,606,083             8.70
15.001% - 16.000%         1,347            20,220,216            12.04
16.001% - 17.000%         1,679            17,667,144            10.52
17.001% - 18.000%           424             5,430,205             3.23
18.001% - 19.000%            37               532,207             0.32
19.001% - 20.000%             4                59,979             0.04
20.001% - 21.000%             2                20,706             0.01
                          -----          ------------           ------

Total                     8,938          $167,923,640           100.00%
                          =====          ============           ======


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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT AND HOME EQUITY
CONTRACTS

                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
Remaining Mos.       Contracts as      Outstanding as     Cutoff Date Pool
To Maturity         of Cutoff Date     of Cutoff Date     Principal Balance
-------------       --------------     --------------     -----------------
1- 30                    130           $    476,528            0.28%
31 - 60                1,340              7,216,977            4.30
61 - 90                  285              2,155,127            1.28
91 - 120               1,729             21,528,749           12.82
121 - 150                 43                660,573            0.39
151 - 180              2,288             49,940,746           29.74
181 - 210                  3                 48,927            0.03
211 - 240              2,276             54,740,619           32.60
271 - 300                816             29,212,055           17.40
331 - 360                 28              1,943,339            1.16
                       -----           ------------          ------

Total                  8,938           $167,923,640          100.00%
                       =====           ============          ======



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      INITIAL CONSUMER PRODUCT CONTRACTS
                      ----------------------------------

GEOGRAPHIC DISTRIBUTION OF INITIAL CONSUMER PRODUCT CONTRACTS


                               Aggregate
                               Principal
             Number of          Balance           % of Initial
           Contracts as      Outstanding as     Cutoff Date Pool
State     of Cutoff Date     of Cutoff Date     Principal Balance
------    --------------     --------------     -----------------
AK               14           $   601,394              0.25%
AL              240             6,350,564              2.62
AR               78             4,005,460              1.65
AZ              610            12,052,252              4.96
CA            1,894            31,676,841             13.05
CO              185             4,447,871              1.83
CT              133             2,292,784              0.94
DC                5                41,416              0.02
DE               39             2,333,795              0.96
FL            1,056            20,286,269              8.36
GA              358             7,153,347              2.95
HI               37               288,273              0.12
IA               75             2,496,207              1.03
ID               49             2,294,753              0.95
IL              199             4,455,822              1.84
IN              139             3,525,591              1.45
KS               52             2,969,873              1.22
KY              134             1,537,925              0.63
LA              165             3,406,056              1.40
MA              171             1,696,633              0.70
MD              178             3,286,375              1.35
ME               30               551,730              0.23
MI              129             6,775,667              2.79
MN              224             6,970,773              2.87
MO              259             8,200,105              3.38
MS              107             3,063,372              1.26
MT               18               904,036              0.37
NC              536             8,819,843              3.63
ND               17               421,272              0.17
NE               30               526,903              0.22
NH               40               286,875              0.12
NJ              273             6,348,697              2.62
NM              152             3,293,380              1.36
NV              158             3,829,380              1.58
NY              303             6,023,246              2.48

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statement. If you have not received the statement, call your Merrill Lynch
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

OH              243             6,236,559              2.57
OK              186             3,319,155              1.37
OR              167             3,798,816              1.56
PA              192             4,417,710              1.82
RI               18               330,864              0.14
SC              187             6,194,700              2.55
SD               34             2,637,994              1.09
TN              214             5,375,580              2.21
TX            1,299            22,483,962              9.26
UT               60             2,596,278              1.07
VA              232             2,964,928              1.22
VT               13                82,232              0.03
WA              207             5,723,477              2.36
WI               58             2,243,297              0.92
WV               17               346,563              0.14
WY               18               799,306              0.33
             ------          ------------            ------

Total        11,232          $242,766,201            100.00%
             ======          ============            ======


YEAR OF ORIGINATION OF INITIAL CONSUMER PRODUCT CONTRACTS

                                     Aggregate
                                     Principal
                   Number of          Balance           % of Initial
Year of          Contracts as      Outstanding as     Cutoff Date Pool
Origination     of Cutoff Date     of Cutoff Date     Principal Balance
-----------     --------------     --------------     -----------------
1984                      1          $      6,392                  *
1986                      2                26,037               0.01%
1992                      2                20,799               0.01
1994                      2                31,398               0.01
1995                     16               339,978               0.14
1996                     95             1,405,094               0.58
1997                 11,114           240,936,503              99.25
                     ------          ------------             ------

Total                11,232          $242,766,201             100.00%
                     ======          ============             ======

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.


Merrill Lynch                        10
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF
INITIAL CONSUMER PRODUCT CONTRACTS

                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
Loan-to-Value        Contracts as      Outstanding as     Cutoff Date Pool
Ratio               of Cutoff Date     of Cutoff Date     Principal Balance
-----------         --------------     --------------     -----------------
Less than 61.00%             957        $ 10,430,461             4.30%
61.01% -  65.00%             339           6,054,040             2.49
66.01% -  70.00%             487           8,411,277             3.46
71.01% -  75.00%             747          12,873,607             5.30
76.01% -  80.00%           1,099          20,838,810             8.58
81.01% -  85.00%           1,583          29,059,330            11.97
86.01% -  90.00%           3,274          53,383,171            21.99
91.01% -  95.00%           1,291          38,985,578            16.06
Over 95.01%                1,455          62,729,927            25.85
                          ------        ------------           ------

 Total                    11,232        $242,766,201           100.00%
                          ======        ============           ======


DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONSUMER PRODUCT CONTRACTS


                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
Original             Contracts as      Outstanding as     Cutoff Date Pool
Contract Amount     of Cutoff Date     of Cutoff Date     Principal Balance
---------------     --------------     --------------     -----------------
Less than $10,000          5,733         $31,173,143            12.84%
$10,000 - $19,999          2,870          40,427,900            16.66
$20,000 - $29,999            825          19,807,644             8.16
$30,000 - $39,999            463          15,896,222             6.55
$40,000 - $49,999            326          14,422,236             5.94
$50,000 - $59,999            186           9,968,607             4.11
$60,000 - $69,999            143           9,183,989             3.78
$70,000 - $79,999            158          11,744,396             4.84
$80,000 - $89,999            133          11,240,054             4.63
$90,000 - $99,999            108          10,149,712             4.18
$100,000 - $109,999           56           5,778,698             2.38
$110,000 - $119,999           33           3,739,924             1.54
$120,000 - $129,999           22           2,723,617             1.12
$130,000 - $139,999           14           1,883,454             0.78
$140,000 - $149,999           11           1,588,538             0.65
$150,000 - $159,999           10           1,550,170             0.64
$160,000 - $169,999           16           2,628,941             1.08
$170,000 - $179,999           13           2,246,433             0.93


Merrill Lynch                        11
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

$180,000 - $189,999            7           1,275,832             0.53
$190,000 - $199,999            1             188,092             0.08
$200,000 - $249,999           26           5,568,420             2.29
$250,000 - $299,999           18           4,931,123             2.03
$300,000 - $349,999           11           3,536,891             1.46
$350,000 - $399,999            9           3,332,800             1.37
$400,000 - $449,999            8           3,306,620             1.36
$450,000 - $499,999            7           3,333,821             1.37
$500,000 - $549,999            5           2,627,263             1.08
$550,000 - $599,999            2           1,156,427             0.48
$600,000 - $649,999            1             638,740             0.26
$650,000 - $699,999            2           1,318,343             0.54
$700,000 - $749,999            3           2,192,029             0.90
$750,000 - $799,999            1             771,234             0.32
$800,000 - $849,999            1             804,296             0.33
$850,000 - $899,999            2           1,766,650             0.73
Over $950,000                  8           9,863,942             4.06
                          ------        ------------           ------

Total                     11,232        $242,766,201           100.00%
                          ======        ============           ======


CONTRACT RATES OF INITIAL CONSUMER PRODUCT CONTRACTS

                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
                     Contracts as      Outstanding as     Cutoff Date Pool
Contract Rate       of Cutoff Date     of Cutoff Date     Principal Balance
-------------       --------------     --------------     -----------------
Less than 8.00%               31        $  6,001,273             2.47%
8.001% - 9.000%              577          49,060,467            20.21
9.001% - 10.000%           1,713          70,683,155            29.11
10.001% - 11.000%          2,255          46,626,243            19.21
11.001% - 12.000%          1,444          22,934,367             9.45
12.001% - 13.000%          1,152          16,077,529             6.62
13.001% - 14.000%          1,471          13,275,065             5.47
14.001% - 15.000%            980           8,060,906             3.32
15.001% - 16.000%            678           4,677,639             1.93
16.001% - 17.000%            423           2,642,056             1.09
Over 17.001%                 508           2,727,501             1.12
                          ------        ------------           ------

Total                     11,232        $242,766,201           100.00%
                          ======        ============           ======

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

REMAINING MONTHS TO MATURITY OF INITIAL CONSUMER PRODUCT CONTRACTS


                                         Aggregate
                                         Principal
                       Number of          Balance           % of Initial
Remaining Mos.       Contracts as      Outstanding as     Cutoff Date Pool
To Maturity         of Cutoff Date     of Cutoff Date     Principal Balance
-------------       --------------     --------------     -----------------
Less than 31              642          $  5,781,078              2.38%
31 - 60                 5,451            97,604,197             40.21
61 - 90                 2,087            32,816,431             13.52
91 - 120                1,007            26,882,022             11.07
121 - 150               1,026            19,291,591              7.95
151 - 180                 921            48,127,669             19.82
181 - 210                   9               465,190              0.19
211 - 240                  89            11,798,023              4.86
                       ------          ------------            ------

Total                  11,232          $242,766,201            100.00%
                       ======          ============            ======

STRUCTURE
---------

DISTRIBUTIONS:  Noteholders will be entitled to receive on each Distribution
                Date, to the extent that the Amount Available in the Collection Account is sufficient therefor, the Noteholders' Distributable Amount. Distributions on the Notes will be made first to the Class A-1:HE/HI Noteholders and the Class A-1 Noteholders, then to the Class A-2 Noteholders, then to the Class A-3 Noteholders, and then to the Class A-4 Noteholders.

                Certificateholders will be entitled to receive on each Distribution Date, to the extent that the Amount Available is sufficient therefor, the Certificateholders' Interest Distributable Amount and, after the Notes have been paid in full, the Certificateholders' Principal Distributable Amount.

                The Amount Available on each Distribution Date generally includes payments on the Contracts due and received during the preceding month, prepayments and other unscheduled collections received during the preceding month, all collections in respect of principal on the Contracts (other than Home Equity Contracts) received during the current month up to and including the third Business Day prior to such Distribution Date (but in no event later than the 10th day of the month in which the Distribution Date occurs), any amounts deposited in respect of


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

                Purchased Contracts, any Guaranty Payment, any Interest Rate Cap Payment, and all earnings from the investment of funds in the Collection Account and the Pre-Funding Account, minus, with respect to all Distribution Dates other than the Distribution Date in January, 1998, all collections of principal on the Contracts (other than the Home Equity Contracts) received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

                The outstanding principal amount of each Class of Notes, to the extent not previously paid, will be payable on the Distribution Date occurring in March, 2029 (the "Final Scheduled Distribution Date").

CLASS A-1:HE/HI
AND CLASS A-1
INTEREST:       Interest on the outstanding Class A-1:HE/HI Principal Balance will accrue from December 15, 1997, or from the most recent
                Distribution Date, to but excluding the following Distribution
                Date, at the Class A-1:HE/HI Rate. The "Class A-1:HE/HI
                Principal Balance" as of any Distribution Date will be the Original Class A-1:HE/HI Principal Balance minus all amounts previously distributed to the Class A-1:HE/HI Noteholders in respect of principal and minus any unreimbursed losses absorbed by the Class A-1:HE/HI Notes.

                Interest will be paid on the Class A-1:HE/HI Notes to the extent of funds available on each Distribution Date. Interest shortfalls will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class A-1:HE/HI Rate, to the extent legally permissible.

                Interest on the outstanding Class A-1 Principal Balance will accrue from December 15, 1997, or from the most recent Distribution Date, to but excluding the following Distribution Date, at the Class A-1 Rate for such monthly interest period. The Class A-1 Principal Balance as of any Distribution Date will be the Original Class A-1 Principal Balance minus all amounts previously distributed to the Class A-1 Noteholders in respect of principal and minus any unreimbursed losses absorbed by the Class A-1 Notes.

                Interest will be paid on the Class A-1 Notes to the extent of funds available on each Distribution Date. Interest shortfalls will be carried forward and added


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

                to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the Class A-1 Rate, to the extent legally permissible.

CLASS A-1:HE/HI
AND CLASS A-1
PRINCIPAL:      Class A-1:HE/HI Noteholders will be entitled to receive on each
                Distribution Date as payment of principal, to the extent of funds available after payment of all interest then payable on the Class A-1:HE/HI Notes and Class A-1 Notes, an amount equal to the sum of the Class A-1:HE/HI Formula Principal Distribution
                Amount for such Distribution Date plus the Unpaid Class A-
                1:HE/HI Principal Shortfall, if any, from prior Distribution
                Dates.

                The "Class A-1:HE/HI Formula Principal Distribution Amount" with respect to any Distribution Date will be the sum of the following: (i) all scheduled payments of principal due on each outstanding Home Equity Contract and Home Improvement Contract during the related Monthly Period; (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Monthly Period in respect of each Home Equity Contract and Home Improvement Contract; (iii) the Scheduled Principal Balance of each Home Equity Contract and Home Improvement Contract that became a Liquidated Contract during the related Monthly Period; (iv) the Scheduled Principal Balance of each Home Equity Contract and Home Improvement Contract which, during the related Monthly Period, was purchased by Green Tree as a result of a breach of representation or warranty or by the Servicer as a result of an uncured breach of a covenant under the Sale and Servicing Agreement; (v) on the Distribution Date on which the Class A-1, A-2, A-3 and A-4 Notes are paid in full, the Formula Principal Distribution Amount, less the amount, if any, distributed to Noteholders in payment of the principal amount of the Class A-1, A-2, A-3 and A-4 Notes on that Distribution Date, and (vi) after the Distribution Date on which the Class A-1, A-2, A-3 and A-4 Notes have been paid in full, the Formula Principal Distribution Amount.

                Class A-1 Noteholders will be entitled to receive on each Distribution Date as payment of principal, to the extent of funds available after payment of all interest payable on the Class A-1:HE/HI Notes and Class A-1 Notes, an amount equal to the sum of 76.69% (approximate) of the Formula Principal Distribution Amount for such Distribution Date plus the Unpaid


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

                Class A-1 Principal Shortfall, if any from prior Distribution Dates.

                The "Formula Principal Distribution Amount" with respect to any Distribution Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Contract during the related Monthly Period, (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Monthly Period,
                (iii) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the related Monthly Period ordered as a result of a bankruptcy or similar proceeding involving the related obligor, (iv) the Scheduled Principal Balance of each Contract which, during the related monthly Period, was purchased by Green Tree as a result of a breach of a representation or warranty or by the Servicer as a result of an uncured breach of a covenant under the Sale and Servicing Agreement, (v) with respect to the Distribution Date in January 1998, an amount equal to the Excess Proceeds, (vi) with respect to the Distribution Date in March 1998, any remaining amounts on deposit in the Pre-Funding Account, (vii) all collections in respect of principal received on the Contracts during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which the Distribution Date occurs), minus
                (viii) with respect to all Distribution Dates other than the Distribution Date in January 1998, the amount, if any, included in the Formula Principal Distribution Amount for the preceding Distribution Date by virtue of clause (vii) of the definition of Formula Principal Distribution Amount, minus (ix) an amount equal to the sum of items (i) through (iv) of the Class A-1:HE/HI Formula Principal Distribution Amount.

CLASS A-2
INTEREST:       Interest on the outstanding Class A-2 Principal Balance will accrue from December 15, 1997, or from the most recent
                Distribution Date, to but excluding the following Distribution
                Date, at the Class A-2 Rate for such monthly interest period.
                The "Class A-2 Principal Balance" as of any Distribution Date will be the Original Class A-2 Principal Balance minus all amounts previously distributed to the Class A-2 Noteholders in respect of principal and minus any unreimbursed liquidation losses absorbed by the Class A-2 Notes.


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

                Interest will be paid on the Class A-2 Notes to the extent of funds available on each Distribution Date, after payment of all interest and principal then payable on the Class A-1 Notes. Any interest shortfalls will be carried forward and added to the amount of interest payable on the next Distribution Date, and will bear interest at the Class A-2 Rate, to the extent legally permissible.

CLASS A-2
PRINCIPAL:      Class A-2 Noteholders will be entitled to receive on each
                Distribution Date as payment of principal, to the extent of funds available after payment of all interest and principal payable on the Class A-1:HE/HI Notes and Class A-1 Notes and after payment of all interest payable on the Class A-2 Notes, the sum of 12.61% (approximate) of the Formula Principal
                Distribution Amount for such Distribution Date plus the unpaid
                Class A-2 Principal Shortfall, if any, from prior Distribution
                Dates.

CLASS A-3
INTEREST:       Interest on the outstanding Class A-3 Principal Balance will accrue from December 15, 1997, or from the most recent
                Distribution Date, to but excluding the following Distribution
                Date, at the Class A-3 Rate. The "Class A-3 Principal Balance" as of any Distribution Date will be the Original Class A-3
                Principal Balance minus all amounts previously distributed to the Class A-3 Noteholders in respect of principal and minus any unreimbursed liquidation losses absorbed by the Class A-3 Notes.

                Interest will be paid on the Class A-3 Notes to the extent of funds available on each Distribution Date, after payment of all interest and principal then payable on the Class A-2 Notes. Any interest shortfalls will be carried forward and added to the amount of interest payable on the next Distribution Date, and will bear interest at the Class A-3 Rate, to the extent legally permissible.

CLASS A-3
PRINCIPAL:      Class A-3 Noteholders will be entitled to receive on each
                Distribution Date as payment of principal, to the extent of funds available after payment of all interest and principal then payable on the Class A-1 and Class A-2 Notes and after payment of all interest payable on the Class A-3 Notes, the sum of 6.11%
                (approximate) of the Formula Principal Distribution Amount for such Distribution Date plus the unpaid Class A-3 Principal
                Shortfall, if any, from prior Distribution Dates.


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

CLASS A-4
INTEREST:       Interest on the outstanding Class A-4 Principal Balance will accrue from December 15, 1997, or from the most recent
                Distribution Date, to but excluding the following Distribution
                Date, at the Class A-4 Rate. The "Class A-4 Principal Balance" as of any Distribution Date will be the Original Class A-4
                Principal Balance minus all amounts previously distributed to the Class A-4 Noteholders in respect of principal and minus any unreimbursed liquidation losses absorbed by the Class A-4 Notes.

                Interest will be paid on the Class A-4 Notes to the extent of funds available on each Distribution Date, after payment of all interest and principal then payable on the Class A-3 Notes. Any interest shortfalls will be carried forward and added to the amount of interest payable on the next Distribution Date, and will bear interest at the Class A-4 Rate, to the extent legally permissible.

CLASS A-4
PRINCIPAL:      Class A-4 Noteholders will be entitled to receive on each
                Distribution Date as payment of principal, to the extent of funds available after payment of all interest and principal then payable on the Class A-3 Notes and after payment of all interest then payable on the Class A-4 Notes, the sum of 4.59%
                (approximate) of the Formula Principal Distribution Amount for such Distribution Date plus the unpaid Class A-4 Principal
                Shortfall, if any, from prior Distribution Dates.

CERTIFICATE
INTEREST:       On each Distribution Date, the Owner Trustee will distribute to the Certificateholders, to the extent the Amount Available in the Collection Account including the Guaranty Payment is sufficient therefor, accrued interest at the Pass-Through Rate on the outstanding Certificate Principal Balance. Interest in respect of a Distribution Date will accrue from December 15, 1997, or from the most recent Distribution Date to but excluding the following Distribution Date. The "Certificate Principal
                Balance" as of any Distribution Date will be the Original
                Certificate Principal Balance minus all amounts previously distributed to the Certificateholders in respect of principal and minus any unreimbursed liquidation losses absorbed by the Certificates.

                Interest will be paid on the Certificates to the extent of funds available on each Distribution Date, after payment of all interest and principal then payable on the Notes. Any interest shortfalls will

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

                be carried forward, and will bear interest at the Pass-Through Rate, to the extent legally permissible.

CERTIFICATE
PRINCIPAL:      No distributions of principal on the Certificates will be
                payable until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal on the Certificates will be payable in an amount equal to the Certificate Percentage of the Class A-1:HE/HI Formula Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes), plus the Unpaid Certificate Principal Shortfall, if any, from prior Distribution Dates. The "Certificate Percentage" for each Distribution Date will be zero until all of the Notes are paid in full and will be 100% thereafter.

INTEREST RATE
CAP AGREEMENT:  Class A-1 Noteholders will have the benefit of the Interest Rate
                Cap Agreement between the Trust and Merrill Lynch Derivative Products AG (the "Counterparty"), a Swiss share company established under the laws of Switzerland. Pursuant to the Interest Rate Cap Agreement, the Counterparty will make payments (the "Interest Rate Cap Payments") to the Trust on each Distribution Date to the extent that the Class A-1 Rate exceeds 10%, in an amount equal to the amount obtained by multiplying the Class A-1 Principal Balance by the product of (i) the excess of (x) the Class A-1 Rate over (y) 10% (the amount obtained pursuant to this clause (i) in no event being less than 0%) and
                (ii) the number of days in the monthly interest period divided by 360.

SPREAD
ACCOUNT: Class A-2, A-3 and A-4 Noteholders will have the benefit of a separate sub-account for each Class contained in the Spread Account, for which on any Distribution Date if the Amount Available in the Note Distribution Account (after making all distributions on each Class of Notes with a prior numeric designation) is insufficient to distribute all interest then payable on the Class A-2, A-3 or A-4 Notes, the Indenture Trustee will withdraw the amount of the deficiency from the applicable sub-account (or the amount on deposit in the applicable sub-account, if less) and deposit such amount in the Note Distribution Account for distribution to the applicable Class.

                On the Closing Date, the amount on deposit in the Class A-2, Class A-3 and Class A-4 sub-accounts will

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

                be zero. On each Distribution Date, the Indenture Trustee will deposit all funds remaining in the Collection Account, after distribution of all interest and principal then payable on the Notes and all interest then payable on the Certificates, first to the Class A-2 sub-account, then to the Class A-3 sub-account, and then to the Class A-4 sub-account, until the amount on deposit in such sub-accounts equals [$ ], [$ ] and [$ ], respectively, subject to the Sale and Servicing Agreement. The Spread Account is included in the Trust Property.

RESERVE
ACCOUNT: Noteholders will have the benefit of the Reserve Account to be held by the Indenture Trustee. On any Distribution Date, if the funds available in the Note Distribution Account (after making all distributions on each Class of Notes with a prior numeric designation) are insufficient to make full payment in respect of interest or principal payable on a Class of Notes (after making appropriate draws upon the Spread Account), the Indenture Trustee will withdraw the amount of the deficiency from the Reserve Account (or the amount on deposit in the Reserve Account, if less) and deposit such amount in the Note Distribution Account for distribution to the applicable Class.

                On the Closing Date, the amount on deposit in the Reserve Account will be zero. On each Distribution Date, the Indenture Trustee will deposit all funds remaining in the Collection Account, after distribution of all interest and principal then payable on the Notes, all interest then payable on the Certificates and all deposits in the Spread Account, until the amount on deposit in the Reserve Account equals 1.5% of the aggregate original Principal Balance of the Notes and Certificates, subject to the Sale and Servicing Agreement.

LIMITED
GUARANTY:       Certificateholders are entitled to receive on each Distribution
                Date an amount equal to the Guaranty Payment, if any, under Green Tree's Limited Guaranty. The "Guaranty Payment" for any
                Distribution Date will equal the difference, if any, between the Certificateholders' Distributable Amount (equal to accrued and unpaid interest on the Certificates, plus the Certificate
                Percentage of the Class A-1:HE/HI Formula Principal Distribution
                Amount, plus any Unpaid Certificate Principal Shortfall for such
                Distribution Date, and plus any unreimbursed Certificate
                Principal Liquidation Loss) and the remaining funds available in the Collection Account


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

                after payment of all interest and principal on the Notes and the deposit in any sub-account of Spread Account or the Reserve Account of any amounts previously withdrawn therefrom and not previously replenished.

COLLECTION
ACCOUNT;
PRIORITY OF
PAYMENTS:       On each Distribution Date, the Servicer will instruct the
                Indenture Trustee to withdraw funds on deposit in the Collection
                Account and to apply such funds on such Distribution Date as follows (in the priority indicated):(i) if Green Tree is not the Servicer, the monthly servicing fee, together with any unpaid servicing fees from prior Distribution Dates, (ii) reimbursement of any advances made that were recovered during the prior
                Monthly Period, (iii) the Noteholders' Interest Distributable
                Amount, the Noteholders' Principal Distributable Amount and any amounts previously withdrawn from any sub-account of the Spread
                Account or the Reserve Account and not previously replenished,
                (iv) the Certificateholders' Interest Distributable Amount and, after the Notes have been paid in full, the Certificateholders'
                Principal Distributable Amount, (v) amounts necessary to fully fund the Class A-2, Class A-3 and Class A-4 sub-accounts of the Spread Account, (vi) the amount necessary to fully fund the Reserve Account and (vii) 99% of the amount remaining to Green
                Tree as the monthly servicing and guaranty fee and 1% of the amount remaining as a fee to the General Partner.

LOSSES ON
LIQUIDATED
CONTRACTS:      If the Net Liquidation Proceeds from such Liquidated Contract are less than the Scheduled Principal Balance of such Liquidated
                Contract, the deficiency will, in effect, be absorbed first by the monthly servicing and guaranty fee otherwise payable to Green Tree and the fee payable to the General Partner, then by the Certificateholders (although Green Tree will be obligated to make a Guaranty Payment equal to any shortfall in the distribution to the Certificateholders), and then by each Class of Notes in inverse numeric order (although funds on deposit in the Reserve Account will be available to pay any shortfall in the distribution of interest and principal to any Class of Notes).

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statement. If you have not received the statement, call your Merrill Lynch
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

PRICING SPEED (1)

This transaction will be priced using the following "Base Case" prepayment rates:

Horse Trailers, Sport Vehicles, Keyboard                            20% CPR
 Instruments, RVs:
Marine:                                                            245% SPA
Motorcycles and Aircraft:                                           30% CPR
Trucks:                                                            1.4% ABS
Home Improvement (unsecured):                                       25% CPR
Home Improvement (secured):                                         18% CPR
Home Equity:                                                        18% CPR

(1)CPR (Constant Prepayment Rate) represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the outstanding principal balance of the Home Equity and Home Improvement Contracts and the Contracts related to all Products other than marine products and trucks; SPA (Standard Prepayment Assumption) represents an assumed rate of prepayment each month of the outstanding principal balance of the Contracts related to marine products; ABS (Absolute Prepayment Model) represents an assumed rate of prepayment each month relative to the original number of Contracts related to trucks.

Average Life Sensitivities
at the Respective Percentages of the Base Case Prepayment Model (1)

To Call                               80%        90%       100%       110%      120%
----------------                 -------    -------    -------    -------    ------
Class A-1:HE/HI   Avg. Life         4.13       3.77       3.47        3.2      2.96
                  Pmt. Window       1-97       1-90       1-84       1-78      1-73

Class A1-A4       Avg. Life         2.43       2.29       2.15       2.03      1.92
                  Pmt. Window       1-91       1-85       1-80       1-75      1-70

Class B           Avg. Life         8.08       7.50       7.00       6.50      6.08
                  Pmt. Window      97-97      90-90      84-84      78-78     73-73

TO MATURITY                           80%        90%       100%       110%      120%
----------------                 -------    -------    -------    -------    ------
Class A-1:HE/HI   Avg. Life         4.30       3.94       3.63       3.35       3.1
                  Pmt. Window      1-125      1-116      1-109      1-102      1-96

Class B           Avg. Life        13.11      12.38      11.70      11.06     10.47
                  Pmt. Window    125-318    116-318    109-318    102-318    96-318

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statement. If you have not received the statement, call your Merrill Lynch
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

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cutoff Date:

                            Aggregate
                            Principal
                             Balance         Wgt. Avg.
      Asset Type           Outstanding     Contract Rate
      ----------        -----------------  -------------
Aircraft                  $ 19,190,636.13        9.61
Horse Trailers            $  7,393,988.31       10.91
Keyboard Instruments      $  3,646,135.38       10.68
Marine Products           $ 13,787,336.97       10.22
Motorcycles               $ 17,769,271.58       12.66
Recreational Vehicles     $ 35,435,229.46        9.60
Sport Vehicles            $  6,446,002.91       15.42
Trucks                    $ 53,565,197.84       10.68
                          ---------------       -----

Total                     $157,233,798.58       10.69
                          ===============       =====


                           Wgt. Avg.         Wgt. Avg.
      Asset Type         Original Term    Remaining Term
      ----------         -------------    --------------
Aircraft                      148              148
Horse Trailers                118              118
Keyboard Instruments           97               97
Marine Products               148              148
Motorcycles                    66               66
Recreational Vehicles         162              162
Sport Vehicles                 51               51
Trucks                         54               54
                              ---              ---

Total                         103              103
                              ===              ===


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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only.
This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.